                                    ANNEX A-6

                                     FORM OF
                                LOCKUP AGREEMENT
      (FOR NON-EMPLOYEES WITH 5,000 OR MORE SHARES OF TELTECH COMMON STOCK
                          AND NOT SUBJECT TO RULE 145)


Sopheon PLC
Stirling House
Stirling Road
Surrey Research Park
Guildford
Surrey
ENGLAND GU2 5RF

Ladies and Gentlemen:

         The undersigned, a shareholder of Teltech Resource Network Corporation, a Minnesota corporation ("Teltech"), hereby enters into this Agreement pursuant to Section 8.3(i) of the Agreement and Plan of Merger and Reorganization dated as of January 21, 2000, pursuant to which Teltech will merge (the "Merger") with and into a wholly owned subsidiary of Sopheon PLC, a United Kingdom public company limited by shares ("Sopheon"). The undersigned will receive shares of common stock of Sopheon ("Sopheon Shares") in connection with the Merger and agrees with and represents to Sopheon as follows:

         1. The undersigned is the holder of and is entitled to vote ___________ shares of the outstanding common stock and ______ shares of the outstanding preferred stock of Teltech. Such shares, together with any other voting shares of Teltech acquired by the undersigned after signing this Agreement and before the effective time of the Merger are referred to herein as the "Teltech Shares". The undersigned does not own any other voting shares of Teltech.

         2. Except with respect to the exchange of Teltech Shares for Sopheon Shares pursuant to the Merger, the undersigned has no current plan or intention to engage in any sale of any Teltech Shares (whether or not acquired pursuant to the exercise of a stock option) on, or prior to, the Merger. The undersigned will immediately notify Sopheon and Teltech in writing via facsimile of any sale of Teltech Shares by the undersigned on, or prior to, the Merger.

         3. From the date of this Agreement until the effective time of the Merger, the undersigned will not purchase, sell, exchange, transfer, pledge or otherwise trade in Sopheon stock or rights to purchase or sell Sopheon stock. The undersigned understands and agrees that this prohibition against trading in Sopheon stock is a requirement of the Dutch Securities and Exchange Commission and the regulatory bodies of the London Stock Exchange.

         4. The undersigned will not, without prior written consent of Sopheon, sell, transfer or otherwise dispose of, or agree to sell, transfer or otherwise dispose of any Sopheon Shares owned by the undersigned, or sell or grant options, rights or warrants with respect to any Sopheon Shares for a period of 180 days after the effective date of the Merger, other than by gifts to donees who agree to be bound by the same restriction, or by will or the laws of descent.

         5. The undersigned will not sell, transfer or otherwise dispose of any Sopheon Shares other than through a broker specified by Sopheon or only after full consultation with such broker.

         6. This Agreement shall be enforceable by, and shall inure to the benefit of and be binding upon, Sopheon and the undersigned and their respective successors and assigns. With respect to the undersigned, the term "successors and assigns" includes heirs, executors, administrators, trustees and successor trustees, and personal and other representatives. This Agreement shall be governed by and construed, interpreted, and enforced in accordance with the laws of the State of Minnesota, without regard to the conflicts of law provisions thereof.



Dated: ________________, 2000
                                       ----------------------------------------
                                       (Signature)

                                       ----------------------------------------
                                       (Print Name)

                                       ----------------------------------------

                                       ----------------------------------------

                                       ----------------------------------------
                                       (Address)

                                        2